Exhibit 10.1
REDACTED VERSION

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT CARD PROGRAM AGREEMENT
This Third Amendment to the Amended and Restated Credit Card Program Agreement (“Third Amendment”) is entered into as of April 25, 2023 (“Third Amendment Effective Date”) by and among Sterling Jewelers Inc., a Delaware corporation (the “Company”) and Comenity Bank, a Delaware state-chartered bank (the “Bank”).
R E C I T A L S:
WHEREAS, the Parties entered into the Amended and Restated Credit Card Program Agreement dated as of May 14, 2021 (as it may be amended, supplemented or otherwise modified from time to time, the “Agreement”); and
WHEREAS, the Parties desire to amend the Agreement to (i) extend the Term, (ii) [****], (iii) [****], and (iv) effect certain other changes to the Program, in each case as set forth in this Third Amendment.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.    Definitions; References. Each capitalized term used but not defined in this Third Amendment shall have the meaning assigned to such term in the Agreement. Unless otherwise expressly provided, section references in this Third Amendment are references to sections of the Agreement.
2.    Section 1.1; Definitions.
a.    Section 1.1 is hereby amended by adding the following definitions in the appropriate alphabetical position:
i.    [****]
ii.    [****]
iii.    [****]
iv.    [****]
v.    [****]
vi.    [****]
vii.    [****]
viii.    ““Annual Periodic Review Period” means each Fiscal Year.”
ix.    [****]
x.    [****]
xi.    [****]
xii.    [****]
xiii.    [****]
xiv.    [****]

xv.    [****]
xvi.    [****]
xvii.    [****]
xviii.    [****]
xix.    [****]
xx.    [****]
xxi.    [****]
xxii.    [****]
xxiii.    ““High Transaction Value Programs” means the Credit Card programs of all the retailers listed on Schedule 1.1(g), excluding any such High Transaction Value Programs that become a program of the Bank or any of its Affiliates. The Company shall have the right from time to time to add to Schedule 1.1(g) additional Credit Card programs, subject to the Bank’s consent, not to be unreasonably withhold, conditioned or delayed.”
xxiv.    [****]
xxv.    [****]
xxvi.    [****]
xxvii.    [****]
xxviii.    ““Other Enterprise Programs” means the Credit Card programs of all the retailers listed on Schedule 1.1(h), excluding any such Other Enterprise Programs that is not a program of the Bank as of the Third Amendment Effective Date become a program of the Bank or any of its Affiliates. The Company shall have the right from time to time to add to Schedule 1.1(h) additional Credit Card programs, subject to the Bank’s consent, not to be unreasonably withhold, conditioned or delayed.”
xxix.    [****]
xxx.    [****]
xxxi.    ““Periodic Review Period” means a Quarterly Periodic Review Period or Annual Periodic Review Period, as applicable.”
xxxii.    [****]
xxxiii.    [****]
xxxiv.    ““Quarterly Periodic Review Period” means each of (A) the first Fiscal Quarter of each Fiscal Year, (B) the first and second Fiscal Quarters of each Fiscal Year, and (B) the first, second and third Fiscal Quarters of each Fiscal Year, as applicable.”
xxxv.    [****]
xxxvi.    [****]
xxxvii.    [****]
xxxviii.    [****]
xxxix.    [****]

xl.    [****]
xli.    [****]
xlii.    ““Third Amendment Effective Date” means April 25, 2023.”
xliii.    [****]
xliv.    [****]
xlv.    [****]
xlvi.    [****]
xlvii.    [****]
b.     Section 1.1 is hereby amended by deleting the definition of the term “Company Channels” and replacing it as follows:
““Company Channels” means (i) all retail establishments, (ii) all websites, (iii) all mail order, catalog and other direct access media (including all mobile media, whether or not accessible through a website), and (iv) all other venues for in-person or e-commerce sales of Goods and Services, in each case as owned, operated, or controlled by the Company or its Affiliates from time to time.”
3.    Section 4.7(a); Cardholder Terms; Cardholder Terms. Section 4.7(a) is hereby deleted in its entirety and replaced as follows:
“The terms and conditions of the Accounts as of the Effective Date shall be set forth on Schedule 4.7(a) as it existed as of the Effective Date. [****]
4.    Section 4.7(b); Cardholder Terms; Changes. Section 4.7(b) is hereby deleted in its entirety and replaced as follows:
[****]
5.    Section 4.7(c); Payment Plans. Section 4.7(c) is hereby amended by adding to the end of such section the following:
[****]
6.    Section 9.4; Critical Changes in Applicable Law. Article 9 is hereby amended to add a new Section 9.4 as follows:
[****]
7.    Section 16.1; Term. The first sentence of Section 16.1 is hereby deleted and replaced as follows:
“This Agreement shall continue in full force and effect until December 31, 2028 (the “Initial Term”) unless earlier terminated as provided herein.”
8.    Section 16.2; Termination by Company Prior to the End of the Initial Term or a Renewal Term.
a.    Section 16.2(e) is hereby amended by deleting the word “or” at the end of such section.
b.    Section 16.2(f) is hereby amended by deleting the period at the end of such section and replacing such period with “;”.
c.    Section 16.2 is hereby amended by adding new subsections (g) & (h) as follows:
[****]

9.    Section 19.12; Notices. Bank’s notice addresses set forth in Section 19.12 are hereby deleted and replaced as follows:
“If to Bank:    Comenity Bank
Delaware Corporate Center
One Righter Parkway, Suite 100
Wilmington, DE 19803
Attn: President
With a copy to:    Comenity Bank
c/o Bread Financial Payments, Inc.
P.O. Box 182936
Columbus, OH 43218
Attn: Legal Department”
10.    [****]
a.    Schedules [****] are hereby deleted in their entirety and replaced with Attachments 1 and 2, respectively, to this Third Amendment.
b.    Schedules 1.1(g) and 1.1(h) are hereby added to the Agreement in the forms attached as Attachments 3 and 4, respectively, to this Third Amendment.
11.    [****]
12.    Schedule 4.7(a); Cardholder Terms. Schedule 4.7(a) is hereby amended by attaching Attachment 5 to this Third Amendment as Annex 1 to Schedule 4.7(a).
13.    Schedule 4.7(c); Payment Plans. Schedule 4.7(c) is hereby deleted in its entirety and replaced with Attachment 6 to this Third Amendment.
14.    Schedule 9.1; Company Compensation, Payments to Company and Other Program Funding. The table set forth in Schedule 9.1 is hereby amended by
[****]
15.    Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law.
16.    Counterparts; Effectiveness. This Third Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all such counterparts shall together constitute one and the same instrument. For clarity, any electronic version of an executed counterpart shall be deemed an original. The provisions included in this Third Amendment shall be effective as of the Third Amendment Effective Date.
17.    Entire Agreement. As hereby amended, supplemented, and modified by this Third Amendment, the Agreement shall remain in full force and effect.
[Remainder of page intentionally left blank; signature page follows]

    IN WITNESS WHEREOF, each of the Parties have caused this Third Amendment to be duly executed as of the Third Amendment Effective Date.

COMENITY BANK                     STERLING JEWELERS INC.

By:     /s/ Baron Schlachter                By:     /s/ Joan Hilson

Name:     Baron Schlachter                Name:     Joan Hilson

Title:     President                    Title:     Chief Financial Officer

[Signature Page to Third Amendment to A&R Sterling Program Agreement]